UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2021

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Head of Strategy

On April 29, 2021, Tapestry, Inc. (“Tapestry” or the “Company”) announced that the Board of Directors (the “Board”) appointed Scott Roe, age 56, as the Company’s Chief Financial Officer and Head of Strategy, effective as of June 1, 2021 (the “Effective Date”), reporting to Joanne Crevoiserat, Chief Executive Officer of the Company.

Mr. Roe joins from VF Corporation, where he has served as Chief Financial Officer since April 2015, and as Executive Vice President since March 2019.  In this role, he has had oversight of Finance, Accounting, Investor Relations, Corporate Development, Treasury, Tax, Financial Planning & Analysis, Sustainability, Global Business Technology and Corporate Aviation.  Prior to his appointment as CFO in 2015, Mr. Roe served in a number of senior management positions at VF Corporation including Vice President, Controller and Chief Accounting Officer, Vice President of Finance for VF’s Jeanswear and Imagewear coalitions, and CFO of the International Business. Before joining VF Corporation in 1996, Mr. Roe worked in the OEM Automotive and Basic Materials industries after beginning his career at Ernst & Young.   Mr. Roe graduated with honors with a Bachelor of Science degree in Accounting from the University of Tennessee.

In connection with his appointment, Mr. Roe and the Company entered into a letter agreement (the “Roe Letter Agreement”), dated as of April 26, 2021.  The material terms of the Letter Agreement are summarized below.

Under the terms of the Roe Letter Agreement, Mr. Roe will receive a base salary of $925,000 per year, with a target bonus opportunity pursuant to Tapestry’s Performance-Based Annual Incentive Plan (“AIP”) equal to 125% of base salary, starting in fiscal year 2022 (with payment ranging from 0-200% of target subject to performance).  The actual amount of this bonus will be based on Tapestry attaining criteria determined by Tapestry’s Board of Directors in accordance with the terms of the AIP. All performance-based compensation paid to Mr. Roe is subject to Tapestry’s incentive repayment policy applicable in the event of a material restatement of the Company’s financial results.

Mr. Roe will receive a one-time, sign-on cash bonus of $500,000, 50% of which will be payable within six weeks of his start date and 50% of which will be payable on his six-month anniversary.

Mr. Roe has a guideline annual equity grant with a fair market value on the grant date of $2,750,000, to be granted in a fixed proportion of different equity vehicles as determined by the Board, which may include performance restricted stock units (“PRSUs”), stock options and restricted stock units (“RSUs”).  Mr. Roe’s first equity grant upon joining the Company will be made, with respect to RSUs and stock options, on the first business day of the calendar month coincident with or following with his Effective Date, and, with respect to PRSUs, on the date in 2021 as determined by the Human Resources Committee (the “Committee”) of the Board and normally granted in August.  Thereafter, Mr. Roe’s annual award will be granted on the date determined annually be the Committee and normally granted in August.  In all cases, such equity grants shall be subject to the terms and conditions set forth in the applicable award agreements.

The foregoing summary of the material terms of the Roe Letter Agreement is not complete and is qualified entirely by reference to the full text of the Roe Letter Agreement, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

There are no family relationships between Mr. Roe and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Entry into Agreement with Named Executive Officer

Upon the Effective Date of Mr. Roe’s appointment, Andrea Shaw Resnick, who has held the position of Interim Chief Financial Officer of the Company, since July 2020 in addition to her role as Global Head of Investor Relations and Corporate Communications, will relinquish her current roles and assume the newly created role of Chief Communications Officer, reporting to Ms. Crevoiserat.  In connection with her new position, Ms. Resnick entered into a letter agreement with the Company (the “Resnick Letter Agreement”), dated April 26, 2021. The material terms of the Resnick Letter Agreement are detailed below.

Under the terms of the Resnick Letter Agreement, effective as of July 4, 2021, the first date of the Company’s fiscal year 2022, Ms. Resnick will receive a base salary of $535,000, with a target AIP bonus opportunity equal to 70% of salary.  Ms. Resnick will continue to receive her current base salary and target AIP bonus percentage through July 3, 2021, the last date of the quarter in which her appointment as Interim Chief Financial Advisor ends, as set forth in the letter agreement appointing her to her position as the Company’s Interim Chief Financial Officer, which is filed as Exhibit 10.39 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020, filed with the Securities and Exchange Commission on August 13, 2020.

Pursuant to the Resnick Letter Agreement, Ms. Resnick has a guideline annual equity grant with a fair market value on the grant date of $500,000 to be granted in a fixed proportion of different equity vehicles as determined by the Committee and normally granted in August, which may include PRSUs, stock options and/or RSUs. Such equity grants shall be subject to the terms and conditions set forth in the applicable award agreements.

The foregoing summary of the material terms of the Resnick Letter Agreement is not complete and is qualified entirely by reference to the full text of the Resnick Letter Agreement, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

Item 7.01 Regulation FD Disclosure.

On April 29, 2021, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, under Item 7.01 and Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith:

99.1            Text of Press Release, dated April 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2021

TAPESTRY, INC.

By:	/s/ David E. Howard_________________
David E. Howard
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated April 29, 2021